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                                  EXHIBIT 24.2

          POWERS OF ATTORNEY OF DIRECTORS AND OFFICERS OF KEY CONSUMER
                                RECEIVABLES LLC

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                          KEY CONSUMER RECEIVABLES LLC

                                POWER OF ATTORNEY

         The undersigned, each a director, officer, or director and officer of Key Consumer Receivables LLC, a Delaware limited liability company (the "Company"), which proposes to file with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the issuance of securities by one or more Trusts, to be established by the Company or its parent in connection with the securitization, from time to time, of a portion of the Company's or its parent's student loan portfolio, hereby constitutes and appoints Michael W. Dvorak, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, such securities or such registration, on behalf of itself, as originator of such Trust and in its capacity as Depositor on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of March 31, 2004.

/s/  Beth D. Rosenberg                      /s/  Michael W. Dvorak
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Beth D. Rosenberg                           Michael W. Dvorak
President and Director                      Chief Financial Officer and Director
(Principal Executive Officer)               (Principal Accounting Officer)

/s/  Joseph M. Vayda                        /s/  Evelyn Echevarria
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Joseph M. Vayda                             Evelyn Echevarria
Director                                    Director